UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2007
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Smithtown Bancorp, Inc.
(Exact name of registrant as specified in its charter)
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New York	000-13314	11-2695037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Motor Parkway, Suite 160, Hauppauge, New York 11788
(Address of principal executive offices)

Registrant's telephone number, including area code 631-360-9300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SMITHTOWN BANCORP, INC.
INDEX

Item 5.02	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders of Smithtown Bancorp, Inc. held on April 19, 2007, the shareholders of Smithtown Bancorp, Inc. approved the adoption by the Board of Directors of Smithtown Bancorp, Inc. of: (i) the Bank of Smithtown Bankwide Annual Cash Incentive Plan and (ii) the Smithtown Bancorp, Inc. 2007 Stock Compensation Plan.

Bank of Smithtown Bankwide Annual Cash Incentive Plan.
The purpose of the Plan is to help Bank of Smithtown motivate all of its employees, individually and as part of a team, to contribute to and enjoy the benefits of the Bank’s strong financial performance and thereby add value for the Bancorp’s shareholders. The Plan is similar in its mission and operation to the cash incentive compensation plan that the Bank has successfully utilized for the past thirteen years to reward its employees for superior performance.

The Plan was submitted for shareholder approval so that payments under the plan will constitute “qualified performance-based compensation” under the provisions of' Section 162(m) of the Internal Revenue Code, as amended (the ”Code”), which limits the deductibility of compensation in excess of $1,000,000 paid by a publicly-traded corporation to certain "covered employees," unless the compensation is "qualified performance-based compensation". The Bank executive officers are covered employees within the meaning of the Code.

Administration

The Cash Incentive Plan will be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Bank which is composed of five directors, all of whom shall (i) satisfy the requirements of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) are “outside directors” within the meaning of Section 162(m) of the Code, and (iii) meet any independence requirements promulgated by NASDAQ or by any stock exchange on which the Bancorp’s Common Shares are listed. If, however, a member of the Committee is not an ”outside director” within the meaning of Section 162(m) of the Code or is not a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, the Committee may from time to time delegate some or all of its functions under the Cash Incentive Plan to a committee or subcommittee composed of members that meet the relevant requirements. The Committee has full authority to develop such rules, regulations and procedures as it deems necessary or advisable to administer the Cash Incentive Plan and interpret its provisions.

Amendment

The Committee, may from time to time amend, suspend or terminate the Cash Incentive Plan without notification to participants, provided that such amendment, suspension or termination does not effect an award previously made.

Eligibility and Participation

All employees of the Bank are eligible to participate in the Cash Incentive Plan. The employee must remain actively employed by the Bank on the date an award under the plan is made.

Performance Period

Unless otherwise determined by the Committee, performance will be evaluated over the fiscal year of the Bank.

Performance Measures

Within ninety days after the beginning of the performance period, the Committee shall establish the financial criteria for awards to all participants and the performance goals that the Bank and Bancorp must meet with respect to the financial criteria designated for all participants under the Plan. The financial criteria shall consist of one or more financial measures, including but not limited to, return measures (including, but not limited to, return on assets, return on equity, return on investment), net income, net interest margin, efficiency ratio, loan growth, deposit growth, asset quality, earnings per share, stock price performance and total shareholder return. The Committee shall establish specific performance goals in writing for the financial criteria designated by the Committee for the plan year and the amount of the award that shall be paid if the performance goals are achieved.

Awards will be based upon the participant’s individual performance, the performance goal achieved by the participant’s department or branch, and the performance goal achieved by the Bank and the Bancorp.

Smithtown Bancorp, Inc. 2007 Stock Compensation Plan
The purpose of the Plan is to provide the Bank with the opportunity to offer incentive awards in order to attract and retain high level officers and directors and to motivate them to continue their relationship with the Bank and thereby align their interests and compensation with the long-term interests of shareholders. The Plan authorizes the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and stock-based awards. The Plan is effective as of April 19, 2007. From and after such effective date, the Bancorp will make new awards only under this Stock Compensation Plan. All awards previously granted under the existing Smithtown Bancorp Restricted Stock Plan will remain in full force and effect and shall continue to be governed by the terms of that plan. Unless terminated sooner by action of the Bancorp, the Plan shall terminate on April 19, 2017.

The Plan was submitted for shareholder approval so that certain stock options and stock appreciation rights (or SARs) that may be granted thereunder may be considered “qualified performance-based compensation” under the provisions of' Section 162(m) of the Internal Revenue Code, as amended (the ”Code”). Section 162(m) of the Code limits the deductibility of compensation in excess of $1,000,000 paid by a publicly-traded corporation to certain "covered employees," unless the compensation is "qualified performance-based compensation". The Bank executive officers are covered employees within the meaning of the Code.

Administration

The Plan will be administered by the Compensation Committee of the Board of Directors of the Bancorp (the “Committee”) which will include directors who (i) satisfy the requirements of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) are “outside directors” within the meaning of Section 162(m) of the Code, and (iii) meet any independence requirements promulgated by NASDAQ or by any stock exchange on which the Bancorp’s common stock is listed. If, however, a member of the Committee is not an ‘outside director” within the meaning of Section 162(m) of the Code or is not a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, the Committee may from time to time delegate some or all of its duties under the Plan to a committee or subcommittee composed of members that meet the relevant requirements. The Committee will have the authority to make decisions and determine who will receive the awards, establish the terms and conditions relating to each award, adopt rules, regulations and guidelines for carrying out the purposes of the Plan, and interpret and otherwise construe the Plan.

The Committee may delegate to one or more of its members or officers of the Bancorp or to one or more agents or advisors such administrative duties as it may deem advisable. Except with respect to awards to certain officers, directors or beneficial owners of more than 10% of Bancorp Common Shares, the Committee may by resolution authorize one or more officers of the Bancorp or the Bank to designate who will receive awards and to determine the size of the award. All actions, interpretations and determinations made by the Committee shall be final, conclusive and binding.

Amendment and Termination

The Committee or the Board of Directors may alter, amend, modify, suspend or terminate the Plan in whole or in part at any time, provided, however, that options may not be repriced, replaced or regranted through cancellation without prior shareholder approval. In addition, no such amendment may adversely affect in a material wav any outstanding award without the written consent of the participant and no amendment can be made without shareholder approval if shareholder approval is required by law, regulation or stock exchange rule.

Eligibility

The Committee may grant awards to any employee, director, or independent contractor of the Bank or any of its subsidiaries or affiliates.

Shares Subject to the Plan; Other Limitations on Awards

The total number of shares of common stock that may be delivered pursuant to awards granted under the Plan is 874,163 shares. That amount includes the balance of the shares reserved under the existing Restricted Stock Plan.

The shares available to be delivered under the Plan may be authorized and unissued shares or treasury shares. The maximum aggregate number of shares of common stock that may be granted pursuant to any award in any one fiscal year to any one participant under the Plan is 50,000 shares. The maximum number of shares of common stock that may be delivered pursuant to stock-settled awards that are not stock options or SARs shall be limited to 50% of the total amount authorized to be awarded under the Plan.

If any award granted under the Plan expires, is forfeited or cancelled, or otherwise terminates without the issuance of shares, the shares subject to such award will again be available for grant under the Plan. In addition, if any award that is granted under the Plan is settled in cash in lieu of shares or is exchanged with the Committee's permission for an award not involving shares, the shares subject to such award shall again be available for issuance under the Plan. If the option exercise price or tax withholding requirements with respect to an award are satisfied by tendering shares, or if an SAR is exercised, only the number of shares issued (net of the shares tendered) will be subtracted from the maximum number of shares available for awards under the Plan.

The maximum number of shares available to be delivered under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional restricted stock, restricted stock units, performance shares or stock-based awards.

The number of shares reserved for awards under the Plan is subject to adjustment at the discretion of the Committee in connection with any transaction or event that affects the common stock of the Bancorp, including, but not limited to, a stock dividend, stock split, split up, exchange of shares or other like change in capital structure or a merger or reorganization.

Types of Awards

Stock Options. Options granted under the Plan may be either an option intended to be an incentive stock option within the meaning of Section 422 of the Code or a non-qualified stock option. Options entitle the recipient to purchase shares of Bancorp common stock at the exercise price specified in award agreement. The Committee, in its sole discretion, determines the number of option shares, term of the option (which shall not be more than 10 years from the date of grant), exercise price (which shall not be less than 100% of the fair market value of the Bancorp common stock at the time of the grant), vesting schedule and other terms and conditions of the award. The Committee may impose restrictions, as it may deem advisable, on the shares acquired pursuant to the exercise of an option, including but not limited to requiring the recipient to hold shares acquired pursuant to exercise for a specified period of time.

Stock Appreciation Rights (SARS). SARs entitle the recipient to receive amounts based upon the appreciation in the common stock over the exercise price specified in the award agreement. SARs may be either freestanding SARs (not granted in connection with an Option) or tandem SARs (granted in connection with an Option) The Committee, in its sole discretion, determines the number of SARs, term of the SARs (which shall not be more than 10 years from the date of grant), exercise price (which shall not be less than 100% of the fair market value of the Bancorp common stock at the time of grant), vesting schedule, form of payment (in cash or equivalent value in shares) and other terms and conditions. The Committee may impose restrictions, as it may deem advisable, on the shares acquired pursuant to the exercise of an SAR, including but not limited to requiring the recipient to hold shares acquired pursuant to exercise for a specified period of time.

Restricted Stock and Restricted Stock Units. Restricted stock is a stock grant that is registered in a recipient's name, but that is subject to certain transfer and/or forfeiture restrictions for a period of time as specified in the recipient's award agreement, and any other conditions and restrictions that the Committee may impose. A restricted stock unit is an unfunded, unsecured right to receive the value of a share of common stock at a future date, subject to conditions and restrictions that the Committee may impose. The Committee, in its sole discretion, determines the number of shares of restricted stock or restricted stock units, applicable restrictions, term of the restriction period, voting rights during the restriction period (in the case of restricted stock only), rights to dividends (or dividend equivalents in the case of restricted stock units) during the restriction period, form of payment, any applicable purchase price, any applicable performance goals and other terms and conditions, including any holding requirements or sale restrictions placed on the shares awarded after such restricted stock or restricted stock units have vested.

Performance Shares and Performance Share Units. A performance share is a hypothetical share unit with an initial value equal to the fair market value of a share of common stock as of the date of grant which entitles the recipient to a payout equal to the value and number of performance shares carried by the recipient over a specified performance period, determined by the extent to which the recipient achieves certain performance goals. A performance unit is a unit of value with an initial value as of the date of grant established by the Committee at the time of the grant which entitles the recipient to a payout equal to the value and number of performance units earned by the recipient over a specified performance period, determined by the extent to which the recipient achieves certain performance goals. The Committee, in its sole discretion, determines the number and value of performance shares or performance units granted to a participant, the term of the performance period, the applicable performance goals, any applicable purchase price, rights to dividend equivalents during the performance period, form of payment, and other terms and conditions, including any holding requirements on the shares received pursuant to such award.

Other Stock-Based Awards. The Committee may grant other types of stock-based awards in such amounts, and subject to such terms and conditions, that it may determine in its sole discretion. Such awards may be payable in cash, shares or a combination of cash and shares as may be determined by the Committee, in its sole discretion. The award shall be valued based upon the value of a share, as determined by the Committee in its sole discretion and may be conditioned upon performance periods and goals established by the Committee. The Committee may impose restrictions, as it may deem advisable, on the shares acquired pursuant to the payout of stock-based awards.

Performance Measures

The terms and conditions of awards under the Plan may be conditioned upon the attainment of certain performance goals as determined by the Committee. In the case of awards that are intended to be “qualified performance-based compensation” to “covered employees”, as both terms are defined in Section 162(m) of the Code, the performance measures are limited to one or more, separately or in combination, of the following performance measures: (a) earnings per share (actual or targeted growth); (b) net income after capital costs; (c) net income (before or after taxes); (d) return measures (including, but not limited to, return on assets. risk adjusted return on capital or return on equity); (c) efficiency ratio; (f) full time equivalency control; (g) stock price (including, but not limited to, growth measures and total shareholder return); (h) noninterest income compared to net interest income ratio; (i) expense targets or ratios; (j) margins; (k) operating efficiency; (l) asset quality measures; (m) customer satisfaction; (n) loan growth; (o) deposit growth; (p) core deposit growth; (q) net interest margin; (r) fee income, and (s) operating expense. In addition, the Committee may consider the following individual unit/production performance measures: cost per dollar loan growth; cost per dollar deposit growth; revenue per personnel: operating expense to group budget; service levels (group); and personal performance. The performance measures may apply to the Bancorp or the Bank as a whole or any subsidiary, affiliate, of the Bank, as the Committee deems appropriate in its sole discretion. The Committee has the authority to provide for accelerated vesting of any award based on the achievement of the specified performance goals. Awards that are designed to be considered "qualified performance based compensation"' that are held by “covered employees", as both terms are defined in Section 162(m) of the Code, may not be adjusted upward, but the Committee may, in sole discretion, adjust such awards downward. In the event that the Committee determines that it is advisable to grant awards that shall not constitute "qualified performance-based compensation", the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code.

Item 5.03	Amendment to Articles of Incorporation or ByLaws; Change in Fiscal Year

Effective April 24, 2007, the Board of Directors of Smithtown Bancorp, Inc. adopted an amendment to the By-Laws of Smithtown Bancorp, Inc. to amend the charter of the Compensation Committee to include the requirement that members, in addition to meeting the qualifications for “independence” under the NASDAQ Marketplace Rules, must also qualify as “outside directors” within the meaning of Internal Revenue Code Section 162(m) and as “non-employee” directors within the meaning of Rule 16B-3 of the Securities Exchange Act of 1934. The amendment was adopted so that the Compensation Committee Charter reflected the membership requirements set forth in the Bank of Smithtown Bankwide Annual Cash Incentive Plan and the Smithtown Bancorp, Inc. 2007 Compensation Plan.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

1	Text of amended Charter of Compensation Committee of Bank of Smithtown

2	Bank of Smithtown Bankwide Annual Cash Incentive Plan

3	Smithtown Bancorp, Inc. 2007 Stock Compensation Plan

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: April 24, 2007	Smithtown Bancorp, Inc.

	By:	/s/ Bradley E. Rock
Name: Bradley E. Rock Title: Chairman of the Board, President and Chief Executive Officer